                                                                    EXHIBIT 99.3

                THIRD AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     This Third Amendment, dated as of February 8, 1999 (this "Amendment"), to the Agreement and Plan of Merger, dated as of August 18, 1998 (as amended by the First Amendment thereto dated as of September 3, 1998 and the Second Amendment thereto dated as of December 1, 1998, the "Merger Agreement"), by and among Arch Communications Group, Inc. (the "Buyer"), Farm Team Corp. (the "Merger Subsidiary"), MobileMedia Corporation (the "Parent") and MobileMedia Communications, Inc. (the "Company"). Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

                             PRELIMINARY STATEMENT

     A. The Buyer, the Merger Subsidiary, the Parent and the Company have entered into the Merger Agreement.

     B. The Buyer, the Merger Subsidiary, the Parent and the Company desire to amend the Merger Agreement as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     1.   Amendment of Section 1.2.  Section 1.2 of the Merger Agreement is
          ------------------------
hereby amended (i) to delete the phrase "seven, but no more than ten, business days" in the first sentence thereof and replace such phrase with the phrase "one business day" and (ii) to delete the reference to "twelve" in the second sentence thereof and replace such reference with a reference to "ten".

     2.   Amendment of Article IV.  Article IV of the Merger Agreement (as
          -----------------------
heretofore amended) is hereby amended to add the following Sections 4.23 and
4.24 at the end thereof:

          4.23  Year-End Financial Statements.  As promptly as practicable after
                -----------------------------
     they become available (and, in any event, at least two business days prior to the Closing Date), the Buyer will deliver to the Parent and the Company the audited consolidated balance sheet of the Buyer and the Buyer Subsidiaries as of December 31, 1998 and the related audited consolidated statements of operations, stockholders' equity or deficit and cash flows for the year ended December 31, 1998 (collectively, the "Buyer 1998 Audited Financial Statements"), accompanied by:

          (a) an audit report (that is unqualified and contains no explanatory paragraphs) of Arthur Andersen LLP ("AA"), the Buyer's independent public accountants, relating to the Buyer 1998 Audited Financial Statements stating that, in the opinion of AA, the Buyer 1998 Audited Financial Statements present fairly, in all material respects, the consolidated financial position of the Buyer and the Buyer Subsidiaries as of December 31, 1998 and the results of their operations for the year ended December 31, 1998, in conformity with GAAP (the "AA 1998 Audit Report"); and

          (b) a certificate (the "1998 Financial Statement Certificate") signed by the chief financial officer of the Buyer, on behalf of the
               Buyer:

               (i) stating that (A) the Buyer 1998 Audited Financial Statements were prepared in accordance with GAAP and present fairly the consolidated financial position of the Buyer and the Buyer Subsidiaries as of December 31, 1998 and the consolidated results of operations and cash flows for the year ended December 31, 1998, and (B) neither the Buyer nor any Buyer Subsidiary has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due), except for (x) liabilities separately shown or expressly reserved on the balance sheet included in the Buyer 1998 Audited Financial Statements, (y) liabilities that have arisen since December 31, 1998 in the Ordinary Course of Business of the Buyer or any Buyer Subsidiary and that are similar in nature and amount to the liabilities that arose during the comparable period of time in the immediately preceding fiscal period, and (z) liabilities incurred in the Ordinary Course of Business of the Buyer or any Buyer Subsidiary that are not required by GAAP to be reflected on the balance sheet included in the Buyer 1998 Audited Financial Statements and that are not in the aggregate material; and

               (ii) setting forth (A) the Buyer's earnings before interest, taxes, depreciation and amortization (net of restructuring charges, write-off of capitalized software, equity in loss of affiliates, income tax benefit, interest and non-operating expenses (net) and extraordinary items) ("Buyer 1998 Adjusted EBITDA") for the fiscal year ended December 31, 1998, as derived from the Buyer 1998 Audited Financial Statements and (B) the calculation thereof.

          4.24  AA Letter.  As promptly as practicable (and, in any event, at
                ---------
     least two business days prior to the Closing Date), the Buyer will cause AA to deliver to the Parent and the Company a letter dated as of a date on or after February 8, 1999 and on or prior to the date which is two business days prior to the Closing Date, addressed to the Parent and the Company (the "AA Letter"), which letter shall be either:

          (a) if the Parent and the Company provide to AA representation letters, opinions of counsel or other documentation required to be provided by an addressee of a so-called "comfort letter" under applicable accounting guidelines, including without limitation Statement on Auditing

               Standards No. 72, as amended by Statements on Auditing Standards Nos. 76 and 86, and AU Section 634 (collectively, the "AA-Required Documentation"), in form, scope and substance substantially similar to the letter expected to be delivered by AA to the underwriters, placement agents or initial purchasers of securities in connection with the issuance of debt securities by the Buyer as part of its financing for the transactions contemplated hereby, a draft of which is attached hereto as Exhibit M, except that such letter shall refer to the
               ---------
               Registration Statement on Form S-4 (File No. 333-62211) rather than the offering memorandum relating to such issuance of debt; or

          (b) if the Parent and the Company do not provide to AA the AA-Required Documentation, in substantially in the form of the letter attached hereto as Exhibit N; provided that the Parent and
                                         ---------
               the Company shall have provided to AA a letter in substantially in the form of the letter attached hereto as Exhibit O.
                                                            ---------

     3.   Amendment to Article V.  Article V of the Merger Agreement (as
          ----------------------
heretofore amended) is hereby amended (i) to delete the "and" after the semicolon at the end of subsection (d) of Section 5.3 thereof, (ii) to replace the period at the end of subsection (e) of Section 5.3 thereof with a semicolon, and (iii) to add the following subsections (f) and (g) at the end of Section 5.3 thereof:

          (f) The Buyer shall have delivered to the Parent and the Company (i) the Buyer 1998 Audited Financial Statements, accompanied by the AA 1998 Audit Report and the 1998 Financial Statement Certification, in accordance with Section 4.23 and (ii) the AA Letter in accordance with Section 4.24; and

          (g) Buyer 1998 Adjusted EBITDA shall have been not less than $136.5 million.

     4.   Continuation of Merger Agreement.  Except as specifically amended
          --------------------------------
hereby, the Merger Agreement shall continue in full force and effect and is hereby ratified and confirmed in all respects. From and after the execution and delivery of this Amendment, each reference in the Merger Agreement to "this Agreement," "hereunder," "hereof," "herein" and words of like import shall be deemed to refer to the Merger Agreement as amended by this Amendment.

     5.   Governing Law.  This Amendment shall be governed by and construed in
          -------------
accordance with the internal laws (and not the law of conflicts) of the State of Delaware.

     6.   Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


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

   IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.


                              ARCH COMMUNICATIONS GROUP, INC.


                              By: /s/ J. Roy Pottle
                                 ----------------------------
                                  Name: J. Roy Pottle
                                       ----------------------
                                  Title: Executive Vice President and
                                         Chief Financial Officer
                                        -----------------------------

                              FARM TEAM CORP.

                              By: /s/ J. Roy Pottle
                                 ----------------------------
                                  Name: J. Roy Pottle
                                       ----------------------
                                  Title: Executive Vice President and
                                         Chief Financial Officer
                                        -----------------------------




                              SUBJECT TO THE RECEIPT OF THE CONFIRMATION ORDER FROM THE BANKRUPTCY COURT WITH RESPECT TO THE AMENDED PLAN:

                              MOBILEMEDIA CORPORATION


                              By: /s/ Joseph A. Bondi
                                 ----------------------------
                                  Name: Joseph A. Bondi
                                       ----------------------
                                  Title: Chairman Restructuring
                                        -----------------------


                              MOBILEMEDIA COMMUNICATIONS, INC.


                              By: /s/ Joseph A. Bondi
                                 ----------------------------
                                  Name: Joseph A. Bondi
                                       ----------------------
                                  Title: Chairman Restructuring
                                        -----------------------




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